UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-05189

THE SPAIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2005

Date of reporting period:  November 30, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


The Spain Fund


Annual Report

November 30, 2005


ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

January 20, 2006

Annual Report

This report provides management's discussion of fund performance for The Spain Fund (the "Fund") for the annual reporting period ended November 30, 2005. The Fund is a closed-end fund that trades under the New York Stock Exchange Symbol "SNF".

Investment Objective and Policies

The Fund is a closed-end fund that seeks long-term capital appreciation through investment primarily in the equity securities of Spanish companies. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note E-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 15.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmarks, the Madrid General Index and the IBEX 35 Index, for the six- and 12-month periods ended November 30, 2005.

During the 12-month period ended November 30, 2005, the Fund underperformed as a result of an underweighted position in the financial services sector and overweighted positions in the basic materials and consumer sectors. Over this period, contribution from construction, energy, broadcasting, technology and insurance stocks was significant. The main difference in the Fund's performance was once again soaring prices in small-capitalization stocks, driven by merger and acquisition (M&A) activity.

During the six-month period ended November 30, 2005, the Fund underperformed due to overweighted positions in the consumer and industrial sectors, and an underweighted position in the financials services sector. Overweighted positions in the construction, insurance and broadcasting sectors, in addition to an underweighted position in telecommunications, contributed positively to the Fund's performance, whereas airline and consumer-related stocks had a negative contribution, especially apparel and publishing stocks.

Market Review and Investment Strategy

During the 12-month period ended November 30, 2005, the Spanish stock market performed positively and outperformed the main European indices, benefiting from the strength of the Spanish economy and the positive contribution of Latin America where many Spanish companies have significant exposure. The Fund's managers had anticipated the strengthening of the global economy, and as a result, had maintained the Fund's overweighted positions in energy, basic materials and growth stocks, and underweighted positions in defensive sectors such as electricity, motorways and tobacco.

During this period, the small-capitalization market remained strong, driven by a strong global supply of liquidity and increased M&A activity. As a result, the Madrid General Index maintained a positive performance gap with the IBEX 35 Index. In order to benefit from this trend, the managers increased the Fund's exposure to stocks with good fundamentals that could be subject to M&A activity.


_______________________________________________________________________________

THE SPAIN FUND o 1


During the six-month period ended November 30, 2005, the Spanish stock market continued to perform positively backed by strong economic growth in Spain. The Spanish economy continued to deliver growth rates ahead of the European average, driven by private consumption and construction activity, which benefited from low interest rates.

The Fund maintained an overweighted position in consumer-related stocks and construction during the period. However, exposure to media, in anticipation of a slowdown in consumption induced by higher rates, was recently reduced. The overweighted position in the construction sector was maintained given attractive valuation and earning momentum. An overweighted position in energy was maintained to benefit from higher oil prices on a global basis, but exposure to basic materials, which was concentrated in Acerinox, was eliminated as prospects for stainless steel were still dull. The Fund continued to maintain an overweighted position in energy transmission stocks which delivered moderate positive performance. The Fund has also maintained underweighted positions in financials and telecommunications stocks. The most significant change during this period was a larger exposure to the electricity sector as a result of improvement in the regulatory framework and increased M&A activity.

In November 2005, the entire block of Unidad Editorial stock was sold to the majority owners of the company, resulting in a significant gain for the Fund. This stock represented the only non-quoted stock in the Fund's Portfolio.


_______________________________________________________________________________

2 o THE SPAIN FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

The Spain Fund Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation "SpainFd". The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and in other newspapers in a table called "Closed End Funds". For additional shareholder information regarding this Fund, please see page 39.

Benchmark Disclosure

Neither the unmanaged Madrid General Index nor the unmanaged IBEX 35 Index reflects fees and expenses associated with the active management of a fund portfolio and other expenses of operation of a registered and listed investment company. The Madrid General Index measures the performance of a selected number of continuous market stocks. The IBEX 35 Index is the official index of the Spanish Continuous Market and is composed of the 35 most liquid stocks traded on the Continuous Market. The indices' returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Investment in The Spain Fund includes risks not associated with funds that invest primarily in U.S. issues. Substantially all of the Fund's assets may be invested in Spanish securities and are subject to greater risk than would a fund with a more diversified portfolio. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund invests in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. Although the Fund expects to invest primarily in listed securities of established companies, it may invest up to 25% of its total assets in unlisted securities of Spanish companies which are not readily marketable, and which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a trading market for these types of investments, the Fund may not be able to realize their value upon sale. In general, Spanish securities markets are less liquid and more volatile than the major securities markets in the U.S. Issuers of securities in Spain are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. Spanish accounting, auditing and financial reporting standards are not equivalent to U.S. standards and less information is available to investors in Spanish securities than to investors in U.S. securities. The Spanish securities industry is subject to less governmental regulation than the securities industry in the U.S.

Shares of closed-end investment companies that invest primarily in equity securities, in particular foreign countries or geographical areas, frequently trade at a discount from net asset value. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium. The Fund cannot predict whether its shares will trade at, above or below net asset value.


(Historical Performance continued on next page)


_______________________________________________________________________________

THE SPAIN FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARKS                           -------------------------
PERIODS ENDED NOVEMBER 30, 2005                        6 Months     12 Months
-------------------------------------------------------------------------------
The Spain Fund (NAV)                                     6.99%         8.88%
-------------------------------------------------------------------------------
Madrid General Index                                     8.00%        13.08%
-------------------------------------------------------------------------------
IBEX 35 Index                                            8.33%        10.82%
-------------------------------------------------------------------------------

The Fund's Market Price per share on November 30, 2005 was $12.43. For additional Financial Highlights, please see page 20.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
11/30/95 TO 11/30/05


The Spain Fund (NAV): $37,104
Madrid General Index: $39,647
IBEX 35 Index: $33,241

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                       The Spain               Madrid
                       Fund (NAV)          General Index        IBEX 35 Index
-------------------------------------------------------------------------------
    11/30/95            $ 10,000              $ 10,000             $ 10,000
    11/30/96            $ 12,848              $ 12,330             $ 13,026
    11/30/97            $ 17,800              $ 16,458             $ 17,275
    11/30/98            $ 27,212              $ 24,258             $ 25,389
    11/30/99            $ 28,537              $ 24,527             $ 25,651
    11/30/00            $ 23,495              $ 20,213             $ 18,976
    11/30/01            $ 21,650              $ 19,725             $ 18,045
    11/30/02            $ 19,457              $ 18,859             $ 16,370
    11/30/03            $ 26,119              $ 25,862             $ 21,964
    11/30/04            $ 34,078              $ 35,061             $ 29,996
    11/30/05            $ 37,104              $ 39,647             $ 33,241


This chart illustrates the total value of an assumed $10,000 investment in The Spain Fund at net asset value (NAV) (from 11/30/95 to 11/30/05) as compared to the performance of the Fund's benchmarks. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


_______________________________________________________________________________

4 o THE SPAIN FUND


PORTFOLIO SUMMARY
November 30, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $88.4


SECTOR BREAKDOWN*
     31.5%   Utilities
     30.0%   Financial Services
     13.1%   Consumer Services
      9.6%   Capital Goods
      8.9%   Energy                               [PIE CHART OMITTED]
      4.4%   Technology
      1.5%   Consumer Staples
      1.0%   Health Care


TEN LARGEST HOLDINGS
November 30, 2005

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

Telefonica, SA                                    $12,176,916          13.7%
-------------------------------------------------------------------------------
Banco Santander Central Hispano, SA                10,843,938          12.3
-------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA                10,690,424          12.1
-------------------------------------------------------------------------------
Repsol-YPF, SA                                      7,254,482           8.2
-------------------------------------------------------------------------------
Endesa, SA                                          4,088,650           4.6
-------------------------------------------------------------------------------
Industria de Diseno Textil, SA (Inditex)            3,996,185           4.5
-------------------------------------------------------------------------------
ACS, Actividades de Construccion
  y Servicios, SA                                   3,969,034           4.5
-------------------------------------------------------------------------------
Grupo Ferrovial, SA                                 3,862,978           4.4
-------------------------------------------------------------------------------
Indra Sistemas, SA                                  3,601,220           4.1
-------------------------------------------------------------------------------
Sogecable, SA                                       3,289,192           3.7
-------------------------------------------------------------------------------
                                                  $63,773,019          72.1%


* All data are as of November 30, 2005. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


_______________________________________________________________________________

ALLIANCEBERNSTEIN VALUE FUND o 5


PORTFOLIO OF INVESTMENTS
November 30, 2005

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-92.6%

Utilities-29.2%
Electric & Gas-15.4%
Enagas                                                140,000      $  2,461,045
Endesa, SA                                            157,593         4,088,650
Gas Natural SDG, SA                                    63,000         1,715,405
Iberdrola, SA                                         100,000         2,624,030
Red Electrica de Espana                                99,106         2,740,973
                                                                   ------------
                                                                     13,630,103
                                                                   ------------
Telephone Utility-13.8%
Telefonica, SA                                        825,831        12,176,916
                                                                   ------------
                                                                     25,807,019
                                                                   ------------
Financial Services-27.8%
Banking-Money Center-24.4%
Banco Bilbao Vizcaya Argentaria, SA(a)                607,000        10,690,424
Banco Santander Central Hispano, SA                   855,819        10,843,938
                                                                   ------------
                                                                     21,534,362
                                                                   ------------
Insurance-3.4%
Corporacion Mapfre, SA                                180,508         3,023,859
                                                                   ------------
                                                                     24,558,221
                                                                   ------------
Consumer Services-12.1%
Airlines-0.8%
Iberia Lineas Aereas de Espana, SA                    297,242           757,108
                                                                   ------------
Apparel-4.5%
Industria de Diseno Textil, SA (Inditex)              135,875         3,996,185
                                                                   ------------
Broadcasting & Cable-5.3%
Promotora de Informaciones (Prisa), SA                 82,000         1,408,279
Sogecable, SA(b)                                       82,504         3,289,192
                                                                   ------------
                                                                      4,697,471
                                                                   ------------
Cellular Communications-1.5%
Telefonica Moviles, SA                                126,028         1,295,055
                                                                   ------------
                                                                     10,745,819
                                                                   ------------
Capital Goods-8.9%
Engineering & Construction-8.9%
ACS, Actividades de Construccion y
Servicios, SA                                         138,000         3,969,034
Grupo Ferrovial, SA                                    55,500         3,862,978
                                                                   ------------
                                                                      7,832,012
                                                                   ------------
Energy-8.2%
International-8.2%
Repsol-YPF, SA                                        247,070         7,254,482
                                                                   ------------


_______________________________________________________________________________

6 o THE SPAIN FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Technology-4.1%
Computer Services-4.1%
Indra Sistemas, SA                                    183,035      $  3,601,220
                                                                   ------------
Consumer Staples-1.4%
Tobacco-1.4%
Altadis, SA                                            30,000         1,264,676
                                                                   ------------
Health Care-0.9%
Medical Services-0.9%
Corporacion Dermoestetica(b)                           72,573           822,266
                                                                   ------------
Total Investments-92.6%
  (cost $46,041,123)                                                 81,885,715
Other assets less liabilities-7.4%                                    6,513,579
                                                                   ------------
Net Assets-100%                                                    $ 88,399,294
                                                                   ============


(a)  Security represents investment in an affiliate.

(b)  Non-income producing security.

See notes to financial statements.


_______________________________________________________________________________

THE SPAIN FUND o 7


STATEMENT OF ASSETS & LIABILITIES
November 30, 2005

ASSETS
Investments in securities, at value (cost $46,041,123)           $   81,885,715
Cash                                                                  3,485,148
Foreign cash, at value (cost $4,665,723)                              4,664,960
                                                                 --------------
Total assets                                                         90,035,823
                                                                 --------------
LIABILITIES
Payable for investment securities purchased                           1,334,476
Management fee payable                                                   63,193
Accrued expenses                                                        238,860
                                                                 --------------
Total liabilities                                                     1,636,529
                                                                 --------------
Net Assets                                                       $   88,399,294
                                                                 ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                            $       87,313
Additional paid-in capital                                           53,063,855
Accumulated net realized loss on investment
  and foreign currency transactions                                    (595,590)
Net unrealized appreciation of investments
  and foreign currency denominated assets and liabilities            35,843,716
                                                                 --------------
                                                                 $   88,399,294
                                                                 ==============
NET ASSET VALUE PER SHARE
  (based on 8,731,309 shares outstanding)                                $10.12
                                                                         ======


See notes to financial statements.


_______________________________________________________________________________

8 o THE SPAIN FUND


STATEMENT OF OPERATIONS
Year Ended November 30, 2005


INVESTMENT INCOME
Dividends--unaffiliated issuers (net of
  foreign taxes withheld of $292,560)             $  2,366,830
Dividends--affiliated issuers (net of
  foreign taxes withheld of $55,059)                   312,004
Interest                                                13,514     $  2,692,348
                                                  ------------
EXPENSES
Management fee                                         719,241
Legal                                                  214,043
Custodian                                              164,143
Printing                                               100,529
Directors' fees                                         97,261
Audit                                                   76,032
Transfer agency                                         56,317
Registration                                            23,742
Miscellaneous                                           18,923
                                                  ------------
Total expenses                                                        1,470,231
                                                                   ------------
Net investment income                                                 1,222,117
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions--unaffiliated
    issuers                                                          11,073,057
  Investment transactions--affiliated
    issuers                                                             733,266
  Foreign currency transactions                                        (117,256)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        (4,067,291)
  Foreign currency denominated assets
    and liabilities                                                     (75,864)
                                                                   ------------
Net gain on investment and foreign
  currency transactions                                               7,545,912
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $  8,768,029
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

THE SPAIN FUND o 9


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 November 30,     November 30,
                                                     2005             2004
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                           $    1,222,117   $      324,990
Net realized gain on investment and
  foreign currency transactions                     11,689,067        8,982,749
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                (4,143,155)      12,815,595
                                                --------------   --------------
Net increase in net assets from
  operations                                         8,768,029       22,123,334

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                               (1,222,117)        (324,990)
Net realized gain on investment and
  foreign currency transactions                     (7,331,661)      (7,180,577)

CAPITAL STOCK TRANSACTIONS
Net increase                                           386,183          363,771
                                                --------------   --------------
Total increase                                         600,434       14,981,538

NET ASSETS
Beginning of period                                 87,798,860       72,817,322
                                                --------------   --------------
End of period (including accumulated
  net investment income (loss) of
  $0 and $0, respectively)                      $   88,399,294   $   87,798,860
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

10 o THE SPAIN FUND


NOTES TO FINANCIAL STATEMENTS
November 30, 2005

NOTE A

Significant Accounting Policies

The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Investment Manager") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted


_______________________________________________________________________________

THE SPAIN FUND o 11


price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Euro at November 30, 2005 was .85 EUR to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to share-


_______________________________________________________________________________

12 o THE SPAIN FUND


holders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification.

The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a return of capital to shareholders.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the Investment Management and Administration Agreement, the Fund pays the Investment Manager an annual rate of 0.85% on the first $50 million, 0.75% on the next $50 million, and 0.65% in excess of $100 million, of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Brokerage commissions paid on investment transactions for the year ended November 30, 2005 amounted to $70,337, of which $13,539 was paid to Banco Bilbao Vizcaya Argentaria.


_______________________________________________________________________________

THE SPAIN FUND o 13


Banco Bilbao Vizcaya Argentaria, serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the year ended November 30, 2005, the Fund earned $13,452 of interest income on cash balances maintained at the subcustodian. According to information filed with the Securities and Exchange Commission, Banco Bilbao-Vizcaya, S.A. owns approximately 17.5% of the outstanding shares of common stock of the Fund and is therefore an "affiliated person" as defined under the Investment Company Act of 1940. A director of the Fund is a director of Banco Bilbao Vizcaya Argentaria, an affiliate of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Investment Manager, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $220 during the year ended November 30, 2005.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2005, were as follows:

                                                   Purchases          Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $   19,412,886   $   30,641,526
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $   46,636,713
                                                                 ==============
Gross unrealized appreciation                                    $   35,404,341
Gross unrealized depreciation                                          (155,339)
                                                                 --------------
Net unrealized appreciation                                      $   35,249,002
                                                                 ==============

Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


_______________________________________________________________________________

14 o THE SPAIN FUND


Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At November 30, 2005, 8,731,309 shares were outstanding. During the year ended November 30, 2005, the Fund issued 32,627 shares, in connection with the Fund's dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


_______________________________________________________________________________

THE SPAIN FUND o 15


NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 were as follows:

                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $    4,795,273   $    7,505,567
  Long-term capital gains                        3,758,505               -0-
                                            --------------   --------------
Total taxable distributions                      8,553,778        7,505,567
                                            --------------   --------------
Total distributions paid                    $    8,553,778   $    7,505,567
                                            ==============   ==============


As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $           -0-(a)
Unrealized appreciation/(depreciation)                           35,248,126(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $   35,248,126
                                                             ==============


(a) The Fund utilized capital loss carryforwards of $8,044,505 during the fiscal year ended November 30, 2005. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and reclassification of distributions, resulted in a net decrease in accumulated net realized loss on investment and foreign currency transactions and a net decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Investment Manager provide information to them. The Investment Manager has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investi-


_______________________________________________________________________________

16 o THE SPAIN FUND


gations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Investment Manager and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Investment Manager and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Investment Manager believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Investment Manager confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004
("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Investment Manager agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Investment Manager agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Investment Manager agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Investment Manager's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC


_______________________________________________________________________________

THE SPAIN FUND o 17


Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its investment management fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Investment Manager received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and
(ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Investment Manager to produce documents concerning, among other things, any market timing or late trading in the Investment Manager's sponsored mutual funds. The Investment Manager responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Investment Manager. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Investment Manager and Alliance Holding. The Summary Order claims that the Investment Manager and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. The Investment Manager intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Investment Manager, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an


_______________________________________________________________________________

18 o THE SPAIN FUND


AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Investment Manager, including recovery of all fees paid to the Investment Manager pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Investment Manager and certain other defendants, and others may be filed.

On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b). On January 11, 2006, the District Court dimissed the remaining claim.

The Investment Manager believes that these matters are not likely to have a material adverse effect on the Fund or the Investment Manager's ability to perform advisory services relating to the Fund.

On September 16, 2005, the SEC gave a Wells Notice to the Investment Manager claiming that the Investment Manager aided and abetted violations of Section 19(a) of the Investment Company Act by the Fund and another closed-end fund managed by the Investment Manager (the "Funds"). Section 19(a) requires disclosure of the character (e.g., return of capital) of dividend distributions by investment companies and the Wells Notice alleged that the Funds did not provide the required disclosure. The Funds revised their dividend disclosures in 2004 in response to the SEC's review of this matter and the Investment Manager believes the disclosures now fully comply with the requirements of
Section 19(a). The Investment Manager has reached an agreement in principle with the SEC to resolve this matter, and the Investment Manager has recorded a $450,000 charge against third quarter 2005 earnings in connection therewith.


_______________________________________________________________________________

THE SPAIN FUND o 19


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                           Year Ended November 30,
                                       ---------------------------------------------------------------
                                           2005         2004         2003         2002         2001
                                       -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $10.09        $8.41        $6.81        $8.39       $10.30

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss)(a)                                 .14          .04(b)       .01         (.03)        (.03)
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions             .87         2.51         2.22         (.79)        (.75)
Net increase (decrease) in net
  asset value from operations              1.01         2.55         2.23         (.82)        (.78)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                        (.14)        (.04)        (.05)          -0-        (.02)
Distributions from net realized
  gain on investment and
  foreign currency
  transactions                             (.84)        (.83)          -0-          -0-        (.48)
Tax return of capital                        -0-          -0-        (.58)        (.76)        (.63)
Total dividends and
  distributions                            (.98)        (.87)        (.63)        (.76)       (1.13)
Net asset value, end of period           $10.12       $10.09        $8.41        $6.81        $8.39
Market value, end of period              $12.43       $12.50        $9.57        $6.97        $8.55
Premium/(Discount)                        22.83%       23.89%       13.79%        2.35%        1.91%

TOTAL RETURN
Total investment return based
  on(c):
  Market value                             7.95%       42.04%       49.25%       (9.74)%       0.49%
  Net asset value                          8.88%       30.47%       34.24%      (10.13)%      (7.85)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $88,399      $87,799      $72,817      $58,800      $72,001
Ratio to average net assets of:
  Expenses, net of waivers                 1.65%        1.95%        2.19%        2.13%        1.91%
  Expenses, before waivers                 1.65%        2.01%        2.19%        2.13%        1.91%
  Net investment income (loss)             1.37%         .41%(b)      .11%        (.48)%       (.35)%
Portfolio turnover rate                      22%          27%          26%          39%          34%


See footnote summary on page 21.


_______________________________________________________________________________

20 o THE SPAIN FUND


(a)  Based on average shares outstanding.

(b)  Net of waivers by the Investment Manager.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calculated for a period of less than one year is not annualized.


_______________________________________________________________________________

THE SPAIN FUND o 21


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of The Spain Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Spain Fund, Inc. (the "Fund") at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 23, 2006


TAX INFORMATION (unaudited)

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2005 is $347,619. The foreign source of income for information reporting purposes is $3,026,453.

For the fiscal year ended November 30, 2005 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $3,026,453 as qualified dividend income, which is taxed at a maximum rate of 15%.

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund paid $3,758,505 of long-term capital gain distributions, during the fiscal year ended November 30, 2005, which are subject to a maximum tax rate of 15%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2006.


_______________________________________________________________________________

22 o THE SPAIN FUND


ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Equiserve Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain or other distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average


_______________________________________________________________________________

THE SPAIN FUND o 23


cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company, PO Box 43011, Providence, Rhode Island 02840-3011.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund.


_______________________________________________________________________________

24 o THE SPAIN FUND


SUPPLEMENTAL PROXY INFORMATION
(unaudited)


Supplemental Proxy Information

The Annual Meeting of Stockholders of the Spain Fund, Inc. was held on June 29, 2005.

A description of each proposal and number of shares voted at the meeting are as follows:

                                                                                    Abstain/
                                                                                    Authority
                                                                     Voted for      Withheld
-----------------------------------------------------------------------------------------------
1.  To elect Class One directors:     Daniel de Fernando Garcia      5,429,098        96,525
    (term expires in 2008)            Ignacio Gomez-Acebo            5,434,799        90,824
                                      Jose Ignacio Comenge           5,419,603       106,020


_______________________________________________________________________________

THE SPAIN FUND o 25


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Daniel de Fernando Garcia
Inmaculada de Habsburgo-Lorena(1)
Antonio Eraso(1)
Ignacio Gomez-Acebo
Francisco Gomez Roldan(1)
Jose Ignacio Comenge(1)
Juan Manuel Sainz de Vicuna(1)


OFFICERS

Marc O. Mayer, President
Edward D. Baker III(2), Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Cristina Fernandez-Alepuz(2), Vice President
Siobhan McManus, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY10004

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY10017

Dividend Paying Agent, Transfer Agent and Registrar

Equiserve Trust Company
P.O. Box 43011
Providence, RI 02840-3011


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee

(2) Mr. Baker and Ms. Fernandez-Alepuz are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications - As required, the Fund has submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


_______________________________________________________________________________

26 o THE SPAIN FUND


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                           PRINCIPAL                              IN FUND             OTHER
   NAME, ADDRESS,                        OCCUPATION(S)                            COMPLEX         DIRECTORSHIPS
   DATE OF BIRTH                            DURING                               OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                         PAST 5 YEARS                            DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

Daniel de Fernando                  Head of Asset Management and                      1                None
Garcia,**                           Private Banking BBVA since
BBVA,                               October 2002. Prior to 2001 he
Padilla, 17                         was associated with J.P. Morgan
28006 Madrid,                       for 14 years in the following
Spain                               capacities: Managing Director and
7/27/65                             Head of JP Morgan Private
(2003)                              Banking Asset Management
                                    (Europe, Africa, The Orient and
                                    Asia); Head of JP Morgan Private
                                    Banking Wealth Management
                                    (Europe, Africa and The Orient);
                                    JPMorgan Co-Head of Asset
                                    Management Services Iberia,
                                    Head of Investments and
                                    Chairman & CEO of Morgan
                                    Gestion, S.A. (JPM Madrid);
                                    Member of AMS European Mgmt.
                                    Group, Member of PCG Europe
                                    Management Team, Member of
                                    JPM Madrid Management
                                    Committee, Equity Portfolio
                                    Manager in the International
                                    Investment Group (JPMIM
                                    London), Fixed Income Portfolio
                                    Manager, Equity Portfolio Manager
                                    and Director of Morgan Gestion,
                                    S.A. (Mutual Fund Management
                                    Company).

Ignacio Gomez-                      He is Senior Partner of Gomez-                    1             Clarke,
Acebo,**                            Acebo & Pombo (law firm);                                     Modet & Co.
Gomez-Acebo & Pombo                 Chairman of the Board of Clarke,                               and NOKIA
Paseo de la Castellana              Modet & Co. and NOKIA Spain.                                     Spain
216-12th Floor,
28046 Madrid,
Spain
3/17/32
(1994)



_______________________________________________________________________________

THE SPAIN FUND o 27


                                                                                PORTFOLIOS
                                           PRINCIPAL                              IN FUND             OTHER
   NAME, ADDRESS,                        OCCUPATION(S)                            COMPLEX         DIRECTORSHIPS
   DATE OF BIRTH                            DURING                               OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                         PAST 5 YEARS                            DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#             Investment adviser and an                       108                None
2 Sound View Drive                  independent consultant. He was
Suite 100                           formerly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
Chairman of the Board               investment adviser, with which he
9/7/32                              had been associated since prior
(2004)                              to 2001. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief Investment
                                    Officer of the New York Bank for
                                    Savings.

Antonio Eraso,#                     He is Non-executive Director of                   1             Mapfre,
Latinver, S.A.,                     Mapfre, Heron, Santander Central                                 Heron,
Paseo de la Castellana,             Hispano Activos Inmobiliarios,                                 Santander
28046 Madrid,                       Advisor CEO Iberdrola. President                                Central
Spain                               of Heron Espana; Advisor of CB                                  Hispano
4/22/41                             Richard Ellis (Spain & Portugal);                               Activos
(2002)                              Advisor of Bansa Leasing; Advisor                            Inmobiliarios
                                    of Transolver (Finance); Advisor of
                                    Grupo Tecnobit S.A. (Defense);
                                    Advisor of Equifax Iberica; President's
                                    Assessor of Iberdrola; President's
                                    Assessor of Grupo Berge; Assessor
                                    of Tishman & Speyer Espana S.A.;
                                    Board's Assessor of Young &
                                    Rubican Espana; Board's Assessor of
                                    Gleeds Iberica (project management);
                                    Member of the National Assembly
                                    and Permanent Commission of
                                    ASNEF (National Association of
                                    Financial Entities); Spanish Repre-
                                    sentative of EURO-FINAS (European
                                    Association of Finance); formerly
                                    Advisor of Sedgwick Group Espana.

Inmaculada de                       She is President and Chief Executive              1            The Queen
Habsburgo-Lorena,#                  Officer of The Queen Sophia Spanish                              Sophia
Queen Sofia Spanish                 Institute; Trustee of Samuel H. Kress                           Spanish
Institute                           Foundation; Founder and Trustee of                             Institute;
684 Park Avenue                     the King Juan Carlos International                             Samuel H.
New York, NY 10021                  Center of New York University                                    Kress
7/3/45                              Foundation; and member of the Board                            Foundation;
(1987)                              of World Monuments Fund Espana.                                King Juan
                                                                                                     Carlos
                                                                                                 International
                                                                                                   Center of
                                                                                                    New York
                                                                                                   University
                                                                                                   Foundation;
                                                                                                      World
                                                                                                    Monuments
                                                                                                  Fund Espana


_______________________________________________________________________________

28 o THE SPAIN FUND


                                                                                PORTFOLIOS
                                           PRINCIPAL                              IN FUND             OTHER
   NAME, ADDRESS,                        OCCUPATION(S)                            COMPLEX         DIRECTORSHIPS
   DATE OF BIRTH                            DURING                               OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                         PAST 5 YEARS                            DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------
Francisco Gomez                     Chief Executive Officer of Abbey                  1                None
Roldan,#                            National plc. He was formerly
Abbey National PLC                  Chief Financial Officer of
Abbey National House                Santander Central Hispano from
2 Triton Square,                    2002. Prior to this, he was Chief
Regent's Place,                     Executive Officer of Banesto S.A.;
London NW1 3AN                      Chief Executive Officer of
7/16/53                             Argenteria, Caja Postal y Banco
(1987)                              Hipotecario; Deputy General
                                    Manager of Banco Bilbao-Vizcaya,
                                    S.A., General Manager of BBV
                                    Interactivos, S.A.; and General
                                    Manager of Banca Catalana, S.A.

Jose Ignacio Comenge, #             Chairman and CEO of Rexam Iberica,                1            Colebega,
Paseo de la Castellana, 15          Vice Chairman Casbega, Director                                 Refrige,
28046, Madrid, Spain                Colebega, Director Refrige-                                   Ebro-Puleva,
8/9/51                              Coca-Cola Bottling Companies,                                  Barbosa &
(2004)                              Director Ebro-Puleva (large food                                Almeida
                                    company), and Barbosa &                                       and Several
                                    Almeida, President and Board                                     Sicav.
                                    Member of Several SICAV.
                                    Formerly Vice Chairman, Mutua
                                    Madrilena Automovista, Director
                                    and Chief Financial Officer Mutua L
                                    Madrilena Automovislista (car
                                    insurance company), Stock
                                    Analyst, Deputy Director
                                    International Division, Deputy
                                    Head office Madrid, Deputy
                                    Director London Branch and New
                                    York Branch, Director Corporat-
                                    Banco Hispano Americano.

Juan Manuel Sainz                   He is Honorary Chairman of Coca-                  1           Fundacion
de Vicuna,#                         Cola Espana; President of the                                 Coca-Cola
Coca Cola International,            Fundacion Coca-Cola Espana,                                   Espana and
Josefa Valcarcel 36                 Director of Rendelsur and Asturbega                           Rendelsur
28027 Madrid,                       (Coca-Cola franchises, Southern and
Spain                               Northern Spain); member of the
11/29/25                            Fundacion de Amigos de Museo del
(1987)                              Prado, the Board of World Monuments
                                    Fund Espana, and the Patronato
                                    of Universidad Pontificia de
                                    Salamanca.



*  There is no stated term of office for the Fund's Directors.

** "Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with either the Fund's investment adviser, Alliance Capital Management L.P., or BBVA.

# Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.


_______________________________________________________________________________

THE SPAIN FUND o 29


Officer Information

Certain information concerning the Fund's Officers is listed below.


NAME, ADDRESS*                      PRINCIPAL POSITION(S)           PRINCIPAL OCCUPATION
AND DATE OF BIRTH                   HELD WITH FUND                  DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer,                      President                       Executive Vice President of Alliance
10/2/57                                                             Capital Management Corporation
                                                                    ("ACMC")** since 2001 and Chairman of
                                                                    the Board of AllianceBernstein Investment
                                                                    Research and Management, Inc.
                                                                    ("ABIRM")** since prior to 2001.

Edward D. Baker III,                Senior Vice President           Senior Vice President and Chief
2/4/51                                                              Investment Officer--Emerging Markets of
                                                                    ACMC**, with which he has been
                                                                    associated since prior to 2001.

Philip L. Kirstein,                 Senior Vice President           Senior Vice President and Independent
5/29/45                             and Independent                 Compliance Officerof the
                                    Compliance Officer              AllianceBernstein Funds with which he has
                                                                    been associated since October 2004. Prior
                                                                    thereto, he was Of Counsel to Kirkpatrick &
                                                                    Lockhart, LLP from October 2003 to
                                                                    October 2004, and General Counsel of
                                                                    Merrill Lynch Investment Managers, L.P.
                                                                    since prior to 2001 until March 2003.

Siobhan McManus                     Vice President                  Senior Vice President and Director of
4/20/62                                                             Global Equity of ACMC**, with which she
                                                                    has been associated since prior to 2001.

Cristina Fernandez-                 Vice President                  Vice President of Alliance Capital Limited
Alepuz,                                                             ("Limited")**. She is a European
11/1/69                                                             Companies Analyst, responsible for
                                                                    analyzing the Spanish market and Latin
                                                                    American banks. Prior thereto, she was a
                                                                    securities analyst at Gerstemar Securities
                                                                    and Ibersecurities in Spain since prior to
                                                                    2001.

Emilie D. Wrapp,                    Secretary                       Senior Vice President, Assistant General
11/13/55                                                            Counsel and Assistant Secretary of
                                                                    ABIRM**, with which she has been
                                                                    associated since prior to 2001.

Mark D. Gersten,                    Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Services, Inc. ("AGIS")** and a Vice
                                                                    President of ABIRM**, with which he has
                                                                    been associated since prior to 2001.

Vincent S. Noto,                    Controller                      Vice President of AGIS** with which
12/14/64                                                            he has been associated since prior to
                                                                    2001.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, Limited and AGIS are affiliates of the Fund.


_______________________________________________________________________________

30 o THE SPAIN FUND


Information Regarding the Review and Approval of the Fund's Investment Management and Administration Agreement (the "Advisory Agreement")

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Investment Manager at a meeting held on November 10, 2005.

In preparation for the meeting, the directors had requested from the Investment Manager and evaluated extensive materials, including performance and expense information for other closed-end investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Investment Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other closed-end investment companies in its Lipper category and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Investment Manager;

3. payments received by the Investment Manager from all sources in respect of the Fund;

4. the costs borne by, and profitability of, the Investment Manager and its affiliates in providing services to the Fund;

5. comparative fee and expense data for the Fund and other closed-end investment companies in its Lipper category;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. the Investment Manager's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Investment Manager benefits from soft dollar arrangements;

8. portfolio turnover rates for the Fund compared to other investment companies in its Lipper category;


_______________________________________________________________________________

THE SPAIN FUND o 31


9. fall-out benefits which the Investment Manager and its affiliates receive from their relationships with the Fund;

10. the Investment Manager's representation that it does not advise other clients with substantially similar investment objectives and strategies as the Fund;

11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Investment Manager; and

12.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Investment Manager to the Fund gained from their experience as directors of the Fund and their overall confidence in the Investment Manager's integrity and competence they have gained from that experience.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Investment Manager should continue to be the Investment Manager for the Fund and that the fees payable to the Investment Manager pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Investment Manager

The directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the directors, administers the Fund's business and other affairs. The Investment Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Investment Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others


_______________________________________________________________________________

32 o THE SPAIN FUND


retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Investment Manager pays all of the compensation of directors of the Fund who are affiliated persons of the Investment Manager and of the officers of the Fund.

The directors also considered that a provision in the Advisory Agreement provides that the Fund will reimburse the Investment Manager for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Investment Manager or its affiliates. The directors noted that no reimbursements have been made to date by the Fund to the Investment Manager as no requests for such reimbursements had been made.

The directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Investment Manager is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Investment Manager and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Investment Manager's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Investment Manager's response to recent regulatory compliance issues affecting a number of investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Investment Manager

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Investment Manager for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with an updated methodology. The directors noted that the updated methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Investment Manager in preparing fund-specific profitability data, and noted the Investment Manager's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Investment Manager had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.


_______________________________________________________________________________

THE SPAIN FUND o 33


The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Investment Manager's expenses. The directors focused on the profitability of the Investment Manager's relationship with the Fund before taxes. The directors recognized that the Investment Manager should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Investment Manager's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Investment Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of equity securities on behalf of its clients on an agency basis. The directors noted that the Investment Manager had provided them with information about its soft dollar policies and practices and had represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The directors also noted that a subsidiary of the Investment Manager provides certain shareholder services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Investment Manager are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund. The directors further noted that brokers affiliated with the Investment Manager have not executed brokerage transactions for the Fund in recent times.

The directors recognized that the Investment Manager's profitability would be somewhat lower if it did not receive the other benefits described above. The directors understood that the Investment Manager also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting the directors considered information prepared by the Investment Manager comparing performance of Common Shares of the Fund to all other funds in the Lipper Western European Funds Average (the "Lipper Average") for periods ended September 30, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year


_______________________________________________________________________________

34 o THE SPAIN FUND


and since inception periods (inception June 1998) and for each of the last ten calendar years on a calendar year basis and as compared to the Madrid General Index for periods ended September 30, 2005 over the YTD, 1-, 3-, 5- and 10-year periods. No index comparison information was available for the since inception period. The directors noted that in the Lipper Average comparison, the Fund's performance was significantly below the Lipper median in the YTD period, significantly above the Lipper medians in the 1-, 3-, 5- and 10-year periods and at the Lipper median in the since inception period, and that the Fund's calendar year performance was significantly above the Lipper medians in 2004, 2003, 2002, 2001, 1998, 1997, 1996, significantly below the Lipper medians in 2000 and 1994, somewhat above the Lipper median in 1999, and somewhat below the Lipper median in 1995. The directors further noted that the Fund significantly underperformed the index in the YTD and 5-year periods, materially underperformed the index in the 1-year period, slightly outperformed the index in the 3-year period and somewhat outperformed the index in the 10-year period. The directors noted that the Lipper comparisons were of very limited utility because each of the four other funds in the Lipper category has a very different investment mandate than the Fund. Based on their review, the directors concluded that the Fund's relative investment performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual management fees paid by the Fund and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund (none of which invests primarily in Spanish equity securities). The directors noted that upon termination of the Sub-Advisory Agreement among the Fund, the Investment Manager and BBA Patrimonios Gestora, S.A. (the "Sub-Adviser") as of August 31, 2004, the 25 basis points fee paid by the Investment Manager to the Sub-Adviser under the Sub-Advisory Agreement was eliminated. Effective September 1, 2004, the Investment Manager reduced the fee payable by the Fund to the Investment Manager under the Advisory Agreement by 25 basis points through a fee waiver. At the November 18, 2004 meeting, the directors approved an amendment to the Advisory Agreement to reflect the reduced fee. The Lipper information included the pro forma advisory fee assuming the new lower contractual advisory fee implemented in September 2004 to reduce the advisory fee by 25 basis points had been in effect throughout fiscal 2004. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Investment Manager agreed to material reductions (averaging 20%) in the fee schedules of most open-end funds sponsored by the Investment Manager (other than money market funds). The directors noted that as a result of that settlement, the Investment Manager's fees


_______________________________________________________________________________

THE SPAIN FUND o 35


for managing open-end funds that invest in international securities are .75% of the first $2.5 billion of average daily net assets, .65% for average daily net assets over that level to $5 billion, and .60% for average daily net assets over $5 billion. As a result, the Fund's effective contractual advisory fee rate was somewhat higher than the Investment Manager's fee rate under such rate schedules.

The Investment Manager informed the directors that there are no institutional products offered by it that have a substantially similar objective and strategies as the Fund. The directors reviewed information in the Investment Manager's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in international equity securities.

The Investment Manager reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Investment Manager to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Investment Manager also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Investment Manager explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within a comparison group of funds in the same Lipper category created by Lipper (an Expense Group, which Lipper describes as a representative sample of comparable funds). Comparison information for an Expense Universe (described by Lipper as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load type as the Fund) was not provided by Lipper in light of the relatively small number of funds in the Fund's Lipper category. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio.
The Lipper information included pro forma expense ratios provided by the Investment Manager assuming the new lower contractual advisory fees implemented in September 2004 had been in effect throughout fiscal 2004. All references to expense ratios are to the pro forma expense ratios. The directors recognized that the expense ratio information for the Fund potentially reflected on the Investment Manager's provision of services, as the Investment Manager is responsible for coordinating services provided to the Fund by others.


_______________________________________________________________________________

36 o THE SPAIN FUND


The information reviewed by the directors showed that the Fund's at approximate current size contractual effective fee rate of 81.3 basis points was materially lower than the Expense Group median. The directors also noted that the Fund's pro forma total expense ratio was somewhat higher than the median for the Expense Group. Expense Universe information was not provided by Lipper in light of the relatively small number of funds in the Fund's Lipper category. The Investment Manager explained that the Fund's relatively high expense ratio was in part due to the Fund's small size (approximately $90.5 million) which results in fixed expenses of the Fund having a much larger impact on the expense ratio than is the case for larger funds. The directors concluded that the Fund's expense ratio was acceptable in the Fund's particular circumstances.

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


_______________________________________________________________________________

THE SPAIN FUND o 37


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2005, Small/Mid Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. On February 1, 2006, Americas Government Income Trust will be renamed Global Government Income Trust and Quality Bond Portfolio will be renamed Intermediate Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

38 o THE SPAIN FUND


SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation SpainFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc. and Morningstar, Inc. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed End Funds".


_______________________________________________________________________________

THE SPAIN FUND o 39


NOTES


_______________________________________________________________________________

40 o THE SPAIN FUND


-------------------------------------------------------------------------------

Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

-------------------------------------------------------------------------------

THE SPAIN FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


SPNAR1105


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent director William H. Foulk, Jr. qualifies as an audit committee financial expert.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                             Audit     Audit-Related     Tax
                                             Fees          Fees          Fees
                                           ---------   -------------   --------
                                   2004     $60,000      $10,000        $24,700
                                   2005     $60,000      $10,000        $17,850

(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                           Total Amount of
                                          Foregoing Column
                                         Pre-approved by the
                    All Fees for           Audit Committee
                 Non-Audit Services     (Portion Comprised of
                  Provided to the         Audit Related Fees)
               Portfolio, the Adviser   (Portion Comprised of
               and Service Affiliates          Tax Fees)
               ----------------------   ---------------------
     2004            $ 769,802                [$34,700 ]
                                              ($10,000 )
                                              ($24,700 )
     2005           $1,144,239                [$27,850 ]
                                              ($10,000 )
                                              ($17,850 )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

William H. Foulk, Jr.                   Francisco Gomez Roldan
Inmaculada de Habsburgo-Lorena          Jose Ignacio Comenge
Antonio Eraso                           Juan Manuel  Sainz de Vicuna

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

October 2005

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
----------     ----------------------

12 (a) (1)     Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)     Certification of Principal Executive Officer Pursuant to
               Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)     Certification of Principal Financial Officer Pursuant to
               Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
               Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  The Spain Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: January 27, 2006

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: January 27, 2006